Exhibit 10.1
Execution Copy

Amendment No. 10 to Credit Agreement

This Amendment No. 10 to Credit Agreement (this “Tenth Amendment”) is entered into as of May 8, 2009 by and among Select Comfort Corporation (the “Company”), Select Comfort Retail Corporation, JPMorgan Chase Bank, National Association, as Administrative Agent and Collateral Agent, Bank of America, N.A., as Syndication Agent, and the financial institutions signatories hereto as lenders (the “Lenders”).

RECITALS

A.           The undersigned are parties to that certain Credit Agreement dated as of June 9, 2006, as amended pursuant to Amendment No. 1 to Credit Agreement dated as of June 28, 2007, Amendment No. 2 to Credit Agreement dated as of February 1, 2008, Amendment No. 3 to Credit Agreement dated as of May 30, 2008, Amendment No. 4 to the Credit Agreement dated as of December 2, 2008, Amendment No. 5 to the Credit Agreement dated as of January 2, 2009, Amendment No. 6 to the Credit Agreement dated as of January 15, 2009 (“Amendment No. 6”), Amendment No. 7 to the Credit Agreement dated as of January 31, 2009, Amendment No. 8 to the Credit Agreement dated as of February 28, 2009, and Amendment No. 9 to Credit Agreement dated as of April 17, 2009 (the “Credit Agreement”).  Unless otherwise specified herein, capitalized terms used in this Tenth Amendment shall have the meanings ascribed to them by the Credit Agreement.

B.           The Company has requested that the Administrative Agent and the Lenders grant a limited waiver with respect to the Credit Agreement.

C.           The Administrative Agent and the undersigned Lenders are willing to grant such waiver on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.           Amendment to Credit Agreement.  On the Effective Date (as defined below), Section 6.13 of the Credit Agreement is hereby amended by restating such section in full as follows:

“SECTION 6.13  Minimum Availability.  The Company shall not permit the outstanding principal balance of the Loans plus the LC Exposure to exceed at any time the aggregate amount of the Commitments less $15,000,000.”

2.           Limited Waiver.  On the Effective Date, the Administrative Agent and the Lenders signatory hereto hereby waive the Company’s (i) breach of Section 5.01(a) of the Credit Agreement occasioned by its delivery of an audit for fiscal year 2008 with a “going concern” qualification, (ii) breach of Section 6.09 of the Credit Agreement for the respective fiscal periods ending on or about December 31, 2008 through on or about April 30, 2009, (iii) breach of Section 6.10 of the Credit Agreement for the fiscal period ending on or about March 31, 2009, and (iv) breach of the financial covenant set forth in Section 6.12 of the Credit Agreement for the fiscal period ending on or about December 31, 2008, provided such waivers shall expire at 5 p.m. on May 30, 2009, at which time the terms and provisions of Sections 5.01(a), 6.09, 6.10 and 6.12 of the Credit Agreement shall be effective with the same force and effect under the Credit Agreement as if such waivers had not been given.

3.           Representations and Warranties of the Company.  The Company represents and warrants that:

(a)           The execution, delivery and performance by the Company of this Tenth Amendment has been duly authorized by all necessary corporate action and this Tenth Amendment is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           Each of the representations and warranties contained in the Credit Agreement and the other Credit Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except any such representation or warranty that expressly relates to or is made expressly as of a specific earlier date, in which case such representation or warranty shall be true and correct with respect to or as of such specific earlier date).

(c)           After giving effect to this Tenth Amendment, no Default has occurred and is continuing.

4.           Effective Date.  This Tenth Amendment shall become effective (“Effective Date”) upon receipt by the Administrative Agent of (i) duly executed counterparts of this Tenth Amendment from the Company, Select Comfort Retail Corporation and the Required Lenders, and (ii) the Reaffirmation of Guaranty in the form attached hereto as Exhibit A executed by each of the Subsidiary Guarantors.  On the Effective Date, the Collateral Agent shall transfer the entire balance of the cash collateral account held by it for application to the unpaid principal balance of the Revolving Loans, without any corresponding reduction in the Commitments.  The Company hereby reaffirms its obligations under paragraph 4(b) of Amendment No. 6 with respect to the deposit into a cash collateral account with the Collateral Agent of any further federal or state income tax refunds received hereafter by or for the benefit of the Company or any Subsidiary Guarantor.

5.           Reference to and Effect Upon the Credit Agreement.

(a)           Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)           The execution, delivery and effectiveness of this Tenth Amendment shall not operate as a waiver of any right, power or remedy of the Administrative

Agent or any Lender under the Credit Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any Credit Document, except as specifically set forth herein.  Upon the effectiveness of this Tenth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

6.           Release of Claims and Waiver.  Each of the Company and each of its Subsidiaries hereby releases, remises, acquits and forever discharges each of the Lenders and such Lender’s employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Tenth Amendment, the Collateral, the Loans, the Credit Agreement, or the other Credit Documents (all of the foregoing hereinafter called the “Released Matters”).  Each of the Company and each of its Subsidiaries acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each of the Company and each of its Subsidiaries represents and warrants to the Lenders that it has not purported to transfer, assign or otherwise convey any right, title or interest of the Company in any Released Matter to any other person and that the foregoing constitutes a full and complete release of all Released Matters.

7.           Costs and Expenses.  The Company hereby affirms its obligations under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable costs and out-of-pocket expenses paid or incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Tenth Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

8.           Governing Law.  This Agreement shall be construed in accordance with and governed by the law of the State of New York (without regard to conflict of law provisions thereof).

9.           Headings.  Section headings in this Tenth Amendment are included herein for convenience of reference only and shall not constitute a part of this Tenth Amendment for any other purposes.

10.           Counterparts.  This Tenth Amendment may be executed in any number of counterparts, and each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Tenth Amendment as of the date and year first above written.

SELECT COMFORT CORPORATION, as a Borrower

By                      /s/ James C. Raabe
Name:               James C. Raabe
Title:                 Senior Vice President & CFO

SELECT COMFORT RETAIL CORPORATION

By                      /s/ James C. Raabe
Name:               James C. Raabe
Title:                 Senior Vice President & CFO

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, individually,
as Administrative Agent and as Collateral Agent

By                      /s/ Patricia S. Carpen
Name:               Patricia S. Carpen
Title:                 Vice President

BANK OF AMERICA, N.A., individually and as Syndication Agent

By
Name:
Title:

CITICORP USA, INC., as a Lender

By                      /s/ Sugam Mehta
Name:               Sugam Mehta
Title:                 Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By                      /s/ Troy Jefferson
Name:               Troy Jefferson
Title:                 Vice President

BRANCH BANKING AND TRUST CO., as a Lender

By                      /s/ Troy R. Weaver
Name:               Troy R. Weaver
Title:                 Senior Vice President

EXHIBIT A

REAFFIRMATION OF GUARANTY

The undersigned hereby acknowledges receipt of a copy of the Amendment No. 10 to Credit Agreement, dated as of May 8, 2009, and reaffirms its obligations under the Subsidiary Guaranty dated as of June 9, 2006 in favor of JPMorgan Chase Bank, National Association, as Administrative Agent, and the Lenders (as defined in the Tenth Amendment).

Dated as of May 8, 2009

SELECT COMFORT RETAIL CORPORATION

By                      /s/ James C. Raabe
Name:               James C. Raabe
Title:                 Senior Vice President & CFO